Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, May 7, 2026 Christopher R. Byrnes (315) 743-8376 chris_byrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES FIRST QUARTER 2026 RESULTS

•Annual Recurring Revenue (ARR)(1) grew to $330.1 million - total growth of 16% inclusive of organic growth of 11% from $283.6 million reported in Q1 '25

•Quarterly subscription service revenues increased 15% year-over-year, inclusive of organic growth of 14% from Q1 '25

•PAR completed its acquisition of the identity resolution and shopper intelligence platform Bridg, contributing $14.4 million ARR in Q1'26

New Hartford, NY - May 7, 2026 -- PAR Technology Corporation (NYSE: PAR) (“PAR Technology” or the “Company”) today announced its financial results for the first quarter ended March 31, 2026.

"We delivered a strong start to 2026, with 19% year-over-year revenue growth and adjusted EBITDA doubling to $9 million, demonstrating increasing operating leverage as the platform scales,” said Savneet Singh, Chief Executive Officer of PAR Technology. “Execution across the business is translating into improved profitability while we continue to invest in durable, high‑return growth. With the introduction of PAR Intelligence, we are embedding AI into mission‑critical workflows, deepening customer value, markedly expanding our TAM, and reinforcing PAR’s position as a long‑term category leader."

Q1 2026 Financial Highlights(2)
(in millions, except % and per share amounts)	GAAP			Non-GAAP(1)
	Q1 2026	Q1 2025	vs. Q1 2025	Q1 2026	Q1 2025	vs. Q1 2025
Revenue	$124.0	$103.9	better 19.4%
Net Loss from Continuing Operations/Adjusted EBITDA	$(16.2)	$(24.5)	better $8.4 million	$8.9	$4.5	better $4.4 million
Diluted Net (Loss) Income Per Share from Continuing Operations	$(0.39)	$(0.61)	better $0.22	$0.10	$(0.01)	better $0.11
Subscription Service Gross Margin Percentage	55.6%	57.8%	worse 220 bps	65.6%	69.1%	worse 350 bps

The Company's key performance indicators ARR and Active Sites(1) are presented as two subscription service product lines:

•Engagement Cloud consisting of PAR Engagement (Punchh and PAR Ordering), PAR Retail, Plexure, and Bridg product offerings.
•Operator Cloud consisting of PAR POS, PAR Pay, PAR OPS (Data Central and Delaget), and TASK product offerings.

Highlights of Engagement Cloud - First Quarter 2026(1):
•ARR at end of Q1 '26 totaled $198.3 million
•Active Sites as of March 31, 2026 totaled 139.0 thousand

Highlights of Operator Cloud - First Quarter 2026(1):
•ARR at end of Q1 '26 totaled $131.8 million
•Active Sites as of March 31, 2026 totaled 60.3 thousand

Outlook(3)

PAR is providing financial guidance for the first time to enhance investor transparency.

For the second quarter ending June 30, 2026, PAR expects to report:

•Total revenue in the range of $122.5 million to $127.5 million
•Adjusted EBITDA in the range of $9.5 million to $11.5 million

For fiscal year 2026, PAR expects to report:

•Total revenue in the range of $500.0 million to $515.0 million
•Adjusted EBITDA in the range of $44.0 million to $47.0 million

The outlook provided above constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and subject to a number of risks. Actual results could vary materially as a result of numerous factors. See cautionary note regarding “Forward-Looking Statements” below.

(1) See “Key Performance Indicators and Non-GAAP Financial Measures” for descriptions of key performance indicators and non-GAAP financial measures, and reconciliations of non-GAAP financial measures to corresponding GAAP financial measures. Amounts presented in the reconciliations and other tables presented herein may not sum due to rounding.
(2) Results exclude historical results from our Government segment which are reported as discontinued operations.
(3) Neither net loss, the most directly comparable GAAP financial measure to adjusted EBITDA, nor a reconciliation of adjusted EBITDA to net loss is available on a forward-looking basis without unreasonable efforts because certain required information is unknown, out of our control, or cannot be reasonably predicted. These items include, but are not limited to, stock-based compensation expense, transaction and integration costs related to acquisitions, severance costs related to restructuring events, and debt extinguishment activity. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

Earnings Conference Call.

There will be a conference call at 4:30 p.m. (Eastern) on May 7, 2026, during which management will discuss the Company's financial results for the first quarter ended March 31, 2026. The conference call will be webcast live. To access the webcast, please visit the Investor Relations section of the Company's website at www.partech.com/investor-relations/. A recording of the webcast will be available on this site after the event.

About PAR Technology Corporation.

PAR Technology Corporation (NYSE: PAR) delivers an agentic operating platform that enables smarter, more consistent operations for multi‑unit brands across restaurant, retail, and high‑volume commerce. PAR’s platform brings together mission‑critical software—point of sale, digital ordering, loyalty, payments, and back‑office systems—along with hardware and data to orchestrate decisions and workflows across systems, locations, and guest touchpoints in real time. Designed to drive measurable outcomes, PAR helps brands improve efficiency, deliver better experiences, and make every store more profitable. Learn more at partech.com.

Key Performance Indicators and Non-GAAP Financial Measures.

We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this press release because we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors.

Where non-GAAP financial measures are included in this press release, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in this press release under “Non-GAAP Financial Measures”.

Unless otherwise indicated, financial and operating data included in this press release is as of March 31, 2026.

As used in this press release,

“Annual Recurring Revenue” or “ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly recurring revenue for all Active Sites as of the last day of each month for the respective reporting period. Our reported ARR is based on a constant currency, using the exchange rates established at the beginning of the year and consistently applied throughout the period and to comparative periods presented.

“Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective reporting period.

Trademarks.

“PAR®,” “PAR POSTM”, “Punchh®,” “PAR OrderingTM”, "PAR OPS®," “Data Central®," “DelagetTM,” "PAR RetailTM", "PAR® Pay”, and other trademarks identifying our products and services appearing in this press release belong to us. Solely for convenience, our trademarks referred to in this press release may appear without the ® or TM symbols, but such references are not intended to indicate in any way that we will not assert, to the fullest extent under applicable law, our rights to these trademarks.

Forward-Looking Statements.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995, and the accuracy of such statements is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. Forward-looking statements can be identified by words such as “believe,” “could,” “would,” “should,” “will,” “continue,” “anticipate,” “expect,” “path,” “plan,” “intend,” “estimate,” “future,” “may,” “potential,” and similar expressions. These statements include, but are not limited to, express or implied forward-looking statements relating to: our future financial performance, including revenues, gross margins, expenses, cash flows, and other financial measures and key performance indicators; the plans, strategies and objectives of management relating to our growth, results of operations, and financial performance, including service and product offerings, the development, demand, market share, and competitive performance of our products and services; the availability and terms of product and component supplies for our hardware products; anticipated benefits of acquisitions, divestitures, and capital markets transactions; and macroeconomic trends, geopolitical events, tariffs, and trade disputes and the expected impact of those trends and events on our business, results of operations, and financial performance. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements.

Factors, risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by forward-looking statements include our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including our effective use of AI in product development and integration of AI tools into our product and service offerings; our ability to add and retain Active Sites and integration partners; our ability to successfully integrate acquisitions into our operations, and realize the anticipated benefits; macroeconomic trends, such as a recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; geopolitical events affecting countries where we operate or our customers or suppliers operate, including changes in import/export regulations, such as tariffs, and trade disputes involving the United States and those countries; our ability to retain and manage suppliers, secure alternative suppliers, and manage inventory levels and costs, navigate manufacturing disruptions or logistics challenges, shipping delays, and shipping costs; and the other factors discussed in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

PAR TECHNOLOGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

Assets	March 31, 2026	December 31, 2025
Current assets:
Cash and cash equivalents	$77,232	$79,565
Cash held on behalf of customers	13,552	14,120
Short-term investments	575	579
Accounts receivable – net	87,882	81,706
Inventories	30,927	27,436
Other current assets	29,801	29,525
Total current assets	239,969	232,931
Property, plant and equipment – net	12,770	13,286
Goodwill	897,110	898,035
Intangible assets – net	219,711	203,370
Lease right-of-use assets	9,121	8,176
Other assets	12,464	13,346
Total Assets	$1,391,145	$1,369,144
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$2,869	$19,954
Accounts payable	36,821	39,332
Accrued salaries and benefits	16,260	25,186
Accrued expenses	10,838	12,380
Customers payable	13,552	14,120
Lease liabilities – current portion	1,903	1,899
Customer deposits and deferred service revenue	31,888	27,867
Total current liabilities	114,131	140,738
Lease liabilities – net of current portion	7,367	6,435
Deferred service revenue – noncurrent	1,762	1,841
Long-term debt	421,685	374,070
Other long-term liabilities	19,773	20,910
Total liabilities	564,718	543,994
Shareholders’ equity:
Preferred stock, $0.02 par value, 1,000,000 shares authorized, none outstanding	—	—
Common stock, $0.02 par value, 116,000,000 shares authorized, 42,819,032 and 42,226,765 shares issued, 41,246,199 and 40,653,932 outstanding at March 31, 2026 and December 31, 2025, respectively	848	836
Additional paid-in capital	1,245,562	1,226,039
Accumulated deficit	(380,573)	(364,404)
Accumulated other comprehensive loss	(10,518)	(8,429)
Treasury stock, at cost, 1,572,833 and 1,572,833 shares at March 31, 2026 and December 31, 2025, respectively	(28,892)	(28,892)
Total shareholders’ equity	826,427	825,150
Total Liabilities and Shareholders’ Equity	$1,391,145	$1,369,144

See notes to unaudited interim condensed consolidated financial statements included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2026 (the “Quarterly Report”).

PAR TECHNOLOGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,

	2026	2025
Revenues, net:
Subscription service	$78,522	$68,410
Hardware	29,254	21,843
Professional service	16,197	13,606
Total revenues, net	123,973	103,859
Cost of sales:
Subscription service	34,853	28,900
Hardware	22,928	16,468
Professional service	11,691	10,149
Total cost of sales	69,472	55,517
Gross margin	54,501	48,342
Operating expenses:
Sales and marketing	12,285	11,782
General and administrative	30,696	29,284
Research and development	21,975	19,767
Amortization of identifiable intangible assets	3,431	3,259
Total operating expenses	68,387	64,092
Operating loss	(13,886)	(15,750)
Other income (expense), net	827	(91)
Interest expense, net	(1,932)	(1,634)
Gain (loss) on extinguishment of debt, net	380	(5,791)
Loss from continuing operations before income taxes	(14,611)	(23,266)
Provision for income taxes	(1,558)	(1,281)
Net loss from continuing operations	(16,169)	(24,547)
Net income from discontinued operations	—	197
Net loss	$(16,169)	$(24,350)

Net (loss) income per share (basic and diluted):
Continuing operations	$(0.39)	$(0.61)
Discontinued operations	—	0.01
Total	$(0.39)	$(0.60)

Weighted average shares outstanding (basic and diluted)	40,997	40,174
See notes to unaudited interim condensed consolidated financial statements included in the Quarterly Report.

PAR TECHNOLOGY CORPORATION
SUPPLEMENTAL INFORMATION
(unaudited)

Non-GAAP Financial Measures

In addition to disclosing financial results in accordance with GAAP, this press release contains references to the non-GAAP financial measures below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance, enable comparison of financial trends and results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business and measuring our performance. Our non-GAAP financial measures reflect adjustments based on one or more of the following items below. The income tax effect of the below adjustments, with the exception of non-recurring income taxes, were not tax-effected due to the valuation allowance on all of our net deferred tax assets.

Our non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Additionally, these measures may not be comparable to similarly titled measures disclosed by other companies.

Non-GAAP Measure or Adjustment	Definition	Usefulness to management and investors
Non-GAAP subscription service gross margin percentage	Represents subscription service gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance.	We believe that non-GAAP subscription service gross margin percentage and adjusted EBITDA provide useful perspectives with respect to the Company's core operating performance and ongoing cash earnings by adjusting for certain non-cash and non-recurring charges that may not be indicative of our financial performance.
Adjusted EBITDA
Represents net loss before income taxes, interest expense, and depreciation and amortization adjusted to exclude discontinued operations, stock-based compensation, transaction costs, severance, litigation expense, (gain) loss on extinguishment of debt, net, and other (income) expense, net.

Non-GAAP diluted net income (loss) per share
Represents net loss per share excluding amortization of acquired intangible assets, non-recurring income taxes, non-cash interest, discontinued operations, stock-based compensation, transaction costs, severance, litigation expense, (gain) loss on extinguishment of debt, net, and other (income) expense, net.

We believe that adjusting our diluted net loss per share to remove non-cash and non-recurring charges provides a useful perspective with respect to the Company's operating performance as well as comparisons to past and competitor operating results.

Stock-based compensation	Consists of non-cash charges related to our employee equity incentive plans.	We exclude stock-based compensation because management does not view these non-cash charges as part of our core operating performance. This adjustment facilitates a useful evaluation of our current operating performance as well as comparisons to past and competitor operating results.

Non-GAAP Measure or Adjustment	Definition	Usefulness to management and investors
Transaction costs	Adjustment reflects non-recurring professional fees incurred in transaction due diligence and integration.	We exclude professional fees incurred in corporate development because management does not view these non-recurring charges, which are inconsistent in size and are significantly impacted by the timing and valuation of our transactions, as part of our core operating performance. This adjustment facilitates a useful evaluation of our current operating performance, comparisons to past and competitor operating results, and additional means to evaluate expense trends.
Severance	Adjustment reflects severance tied to non-recurring restructuring events included in cost of sales, sales and marketing expense, general and administrative expense, and research and development expense.	We exclude these non-recurring adjustments because management does not view these costs as part of our core operating performance. These adjustments facilitate a useful evaluation of our current operating performance as well as comparisons to past and competitor operating results.
Litigation expense	Adjustment reflects non-recurring legal fees incurred in connection with certain litigation matters.
(Gain) loss on extinguishment of debt, net	Adjustment reflects gain recognized on the repurchase of a portion of the 2027 Notes, partially offset by loss recognized on the induced conversion of a portion of the 2026 Notes, and loss recognized on early repayment of former credit facility with Blue Owl Capital Corporation as administrative agent and collateral agent and Blue Owl Credit Advisors, LLC as lead arranger and bookrunner (the "Credit Facility").
Discontinued operations	Adjustment reflects income from discontinued operations related to the divestiture of our Government segment.
Other (income) expense, net	Adjustment reflects foreign currency transaction gains and losses and other non-recurring income and expenses recorded in other income (expense), net in the accompanying statements of operations.
Non-cash interest	Adjustment reflects non-cash amortization of issuance costs and discount related to the Company's long-term debt.	We exclude these non-cash and non-recurring adjustments for purposes of calculating non-GAAP diluted net income (loss) per share because management does not view these costs as part of our core operating performance. These adjustments facilitate a useful evaluation of our current operating performance, comparisons to past and competitor operating results, and additional means to evaluate expense trends.
Acquired intangible assets amortization	Adjustment reflects amortization expense of acquired developed technology included within cost of sales and amortization expense of acquired intangible assets.

The tables below provide reconciliations between net loss and adjusted EBITDA, diluted net loss per share and non-GAAP diluted net income (loss) per share, and subscription service gross margin percentage and non-GAAP subscription service gross margin percentage. Amounts presented in the reconciliations and other tables presented herein may not sum due to rounding.

(in thousands)	Three Months Ended March 31,
Reconciliation of Net Loss to Adjusted EBITDA	2026	2025
Net loss	$(16,169)	$(24,350)
Discontinued operations	—	(197)
Net loss from continuing operations	(16,169)	(24,547)
Provision for income taxes	1,558	1,281
Interest expense, net	1,932	1,634
Depreciation and amortization	12,012	11,882
Stock-based compensation	7,203	7,181
Transaction costs	594	1,155
Severance	2,669	72
Litigation expense	356	—
(Gain) loss on extinguishment of debt, net	(380)	5,791
Other (income) expense, net	(827)	91
Adjusted EBITDA	$8,948	$4,540

(in thousands, except per share amounts)	Three Months Ended March 31,
Reconciliation between GAAP and Non-GAAP Diluted Net Income (Loss) per share	2026	2025
Diluted net loss per share	$(0.39)	$(0.60)
Discontinued operations	—	(0.01)
Diluted net loss per share from continuing operations	(0.39)	(0.61)
Non-cash interest	0.01	0.01
Acquired intangible assets amortization	0.24	0.23
Stock-based compensation	0.18	0.18
Transaction costs	0.01	0.03
Severance	0.07	—
Litigation expense	0.01	—
(Gain) loss on extinguishment of debt, net	(0.01)	0.14
Other (income) expense, net	(0.02)	—
Non-GAAP diluted net income (loss) per share	$0.10	$(0.01)

Diluted weighted average shares outstanding	40,997	40,174

(in thousands, except percentages)	Three Months Ended March 31,
Reconciliation between GAAP and Non-GAAP Subscription Service Gross Margin Percentage	2026	2025
Subscription Service Gross Margin Percentage	55.6%	57.8%
Subscription Service Gross Margin	$43,669	$39,510
Depreciation and amortization	7,422	7,595
Stock-based compensation	184	127
Severance	208	—
Non-GAAP Subscription Service Gross Margin	$51,483	$47,232
Non-GAAP Subscription Service Gross Margin Percentage	65.6%	69.1%